                               INSIGNIA SOLUTIONS PLC

                         1995 EMPLOYEE SHARE PURCHASE PLAN

               Adopted by the Board of Directors on February 9, 1995
                and Amended on December 15, 1995 and April 21, 1998


1.  ESTABLISHMENT OF PLAN

          Insignia Solutions plc (the "COMPANY") proposes to grant options to subscribe for the Company's ordinary shares of 20p each, or any instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Insignia Solutions plc 1995 Employee Share Purchase Plan (this "PLAN"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of five hundred twenty five thousand (525,000) of the Company's ordinary shares is reserved for issue under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.  PURPOSES

          The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.  ADMINISTRATION

          This Plan may be administered by the Board or a committee appointed by the Board (the "COMMITTEE"). If, at the time the Company becomes subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), a majority of the Board is not comprised of Disinterested Persons as defined in Rule 16b-3(d) promulgated under the Exchange Act, the Board shall appoint a committee consisting of at least two (2) members of the Board, each of whom is a Disinterested Person. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998


Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.  ELIGIBILITY

          Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

               (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

               (b) employees who are customarily employed for less than 20 hours per week;

               (c) employees who are customarily employed for less than 5 months in a calendar year;

               (d) employees who, together with any other person whose stock or shares would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or shares or hold options to subscribe for ordinary shares or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own shares or hold options to subscribe for shares possessing 5 percent or more of the total combined voting power or value of all classes of stock or shares of the Company or any of its Subsidiaries.

5.  OFFERING DATES

          The Offering Periods of the Plan (the "OFFERING PERIOD") shall be of six (6) months duration commencing February 1 and August 1 of each year and ending on July 31 and January 31 respectively. Notwithstanding the foregoing, the first Offering Period shall commence on the date of the initial public offering and shall end on the earlier of the first July 31 or January 31 thereafter (the "FIRST OFFERING PERIOD"). Payroll deductions of each participant are accumulated under the Plan during the Offering Periods. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998


6.  PARTICIPATION IN THE PLAN

          Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) payroll department (the "PAYROLL DEPARTMENT") not later than five (5) days prior to such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Payroll Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Payroll Department not later than five (5) days prior to such subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

7.  GRANT OF OPTION ON ENROLLMENT

          Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to subscribe on the Purchase Date for up to that number of ordinary shares of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, by the lower of (i) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Offering Date (the "ENTRY PRICE") or (ii) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Purchase Date; provided, however, that the number of ordinary shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator. Fair market value of an ordinary share of the Company shall be determined as provided in Section 8 hereof.

8.  PURCHASE PRICE

          The purchase price of shares issued pursuant to this Plan shall be payable in U.S. Dollars. The purchase price per share at which a share will be issued in any Offering Period shall be 85 percent of the lesser of:

               (a)  The fair market value on the Offering Date; or

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

               (b)  The fair market value on the Purchase Date.

Notwithstanding the foregoing, the purchase price per ordinary share shall not in any circumstances be less than the U.S. Dollar equivalent, at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, of 20p (being the par value of an ordinary share).

          For purposes of the Plan, the term "fair market value" on a given date shall mean the fair market value of an ordinary share of the Company, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts) in U.S. Dollars, as determined by the Committee from time to time in good faith. If a public market exists for the shares, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), the fair market value shall be the average of the last reported bid and asked prices for an ordinary share of the Company on the last trading day prior to the date of determination, or, in the event ordinary shares of the Company, or instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), are listed on the Nasdaq National Market, the fair market value shall be the closing price of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the determination date as quoted on the Nasdaq National Market or if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred. Notwithstanding the foregoing, the fair market value of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the First Offering Date (which is the first business day of the First Offering Period under this Plan) shall be the price per share at which such shares or instruments are initially offered for sale to the public in the Company's initial public offering.

9.  PAYMENT OF PURCHASE PRICE;  CHANGES IN PAYROLL
    DEDUCTIONS; ISSUE OF SHARES

               (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent increments not less than 2 percent nor greater than 10 percent, not to exceed $25,000 per year, or the U.S. Dollar equivalent determined at the Conversion Rate (as defined in Section 9(g)) on the Offering Date, or such lower limit set by the Committee. Compensation for U.S. employees shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Compensation for U.K. employees shall mean all compensation, including, but not limited to base salary, wages, commissions, overtime, the substantial equivalent of U.S. "shift premiums" and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits. Payroll deductions shall commence on the first payday following the Offering

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

               (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Payroll Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Payroll Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Payroll Department a new authorization for payroll deductions not later than five (5) days prior to the beginning of such subsequent Offering Period.

               (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

               (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, as set forth in Section 11 below, which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, then in the participant's account to the subscription for a whole number of ordinary shares reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such subscription for ordinary shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to subscribe for a single ordinary share shall be carried forward, without interest, into the next Offering Period. In the event that the Plan has been oversubscribed, all funds not used to subscribe for ordinary shares on the Purchase Date shall be returned to the participant, without interest. No ordinary shares shall be subscribed for on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

               (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares issued upon exercise of his option.

               (f) During a participant's lifetime, such participant's option to subscribe for shares hereunder is exercisable only by him or her. The participant will have no interest or voting right

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

               (g) "Conversion Rate" means the average currency conversion rate quoted by the Bank of America in London for converting Pounds Sterling into U.S. Dollars.

10.  LIMITATIONS ON SHARES TO BE PURCHASED

               (a) No employee shall be entitled to subscribe for shares under the Plan at a rate which, when aggregated with his or her rights to subscribe for shares under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 (or if applicable, the U.S. Dollars equivalent determined at the Conversion Rate (as defined in Section 9(g)) as of the Offering Date) in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

               (b) No more than 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator may be subscribed for by a participant on any single Purchase Date.

               (c) No employee shall be entitled to subscribe for more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be subscribed for by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

               (d) If the number of shares to be subscribed for on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issue under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be subscribed for under a participant's option to each participant affected thereby.

               (e) Any payroll deductions accumulated in a participant's account which are not used to subscribe for ordinary shares due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

11.  WITHDRAWAL

               (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Payroll Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

               (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in
Section 6 above for initial participation in the Plan.

12.  TERMINATION OF EMPLOYMENT

          Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.  RETURN OF PAYROLL DEDUCTIONS

          In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES

          Subject to any required action by the shareholders of the Company, the number of ordinary shares covered by each option under the Plan which has not yet been exercised and the number of ordinary shares which have been authorized for issue under the Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per ordinary share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued ordinary shares resulting from any consolidation or subdivision of ordinary shares of the Company, or any bonus or other capitalization issue of ordinary shares or any other increase or decrease in the number of issued ordinary shares effected without receipt of consideration by the Company; provided, however,

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of ordinary shares subject to an option.

          In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the ordinary shares comprised in the option, including shares in respect of which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the sale of the entire share capital of the Company to another corporation, (whether for consideration in cash or in the form of securities of any kind) (a "merger"), each option under the Plan shall be assumed or an equivalent option shall be substituted by the purchasing corporation or a parent or subsidiary of such purchasing corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the ordinary shares comprised in the option. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per ordinary share comprised in each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of share capital, or in the event of a merger.

15.  NONASSIGNABILITY

          Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

16.  REPORTS

          Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated (and if applicable, the Conversion Rate (as defined in Section 9(g)) at which such participant's payroll deductions were converted into U.S. Dollars), the number of shares subscribed for, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

17.  NOTICE OF DISPOSITION

          Each participant shall notify the Company if the participant disposes of any of the shares subscribed for in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were subscribed for (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.  NO RIGHTS TO CONTINUED EMPLOYMENT

               (a) Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

               (b) In the event that any person holding an option under the Plan ceases to be employed by the Company or a Subsidiary for whatever reason, he shall have no right to any compensation in respect of the loss of his right to receive shares under this Plan.

19.  EQUAL RIGHTS AND PRIVILEGES

          All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

20.  NOTICES

          All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  TERM; SHAREHOLDER APPROVAL

          This Plan shall become effective at such date and time as the Registration Statement filed with the Securities and Exchange Commission relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. No subscription for shares pursuant to the Plan shall occur prior to such shareholder approval. Thereafter, no later than twelve
(12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval. The Plan shall continue until the earlier to occur of termination by the Board, issue of all of the ordinary shares reserved for issue under the Plan, or ten (10) years from the adoption of the Plan by the Board.

22.  DESIGNATION OF BENEFICIARY

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.  CONDITIONS UPON ISSUE OF SHARES; LIMITATION ON SALE OF
     SHARES

          Shares shall not be issued with respect to an option unless the exercise of such option and the issue and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 21, 1998

amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24.  AMENDMENT OR TERMINATION OF THE PLAN

          The Board may at any time amend, terminate or extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

               (a) increase the number of shares that may be issued under the Plan;

               (b) change the designation of the employees (or class of employees) eligible for participation in the Plan; or

               (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

25.  GOVERNING LAW

          The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.